ADVISORSHARES TRUST

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

NYSE Arca Ticker: VEGA

Supplement dated November 24, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”). It should be read in conjunction with those documents and retained for future reference.

On October 1, 2020, Partnervest Financial Group LLC, the parent company of Partnervest Advisory Services, LLC (“Partnervest”), the investment sub-adviser to the Fund, concluded a transaction with ChangePath, LLC (“ChangePath”) pursuant to which ChangePath acquired substantially all of the assets of Partnervest Financial Group LLC and those of its subsidiaries, including Partnervest. As a result of the transaction, the portfolio managers of the Fund have become employees and/or affiliates of ChangePath and ChangePath will be replacing Partnervest as the sub-adviser to the Fund effective November 25, 2020. All references to Partnervest in the Summary Prospectus, Prospectus and SAI are hereby replaced with references to ChangePath. Also effective on November 25, 2020, Mr. Robert Kellogg joins Mr. Kenneth Hyman, Ms. Rebecca Valdez, Mr. Peter Van De Zilver and Mr. David Young as a portfolio manager of the Fund. There will be no change to the portfolio management services or the Fund’s sub-advisory fee.

The following specific changes are made to the Summary Prospectus, Prospectus and SAI:

The information under “Portfolio Managers” on page 7 of the Summary Prospectus and Prospectus is deleted and replaced with the following:

Name and Title	Length of Service with ChangePath
Kenneth R. Hyman, SVP Business Development	since October 2020
Robert Kellogg, Investment Officer and Head of Financial Planning	since December 2018
Rebecca Valdez, Portfolio Manager	since October 2020
Peter Van De Zilver, Portfolio Manager	since October 2020
David Young, Portfolio Manager	since October 2020

The “Investment Sub-Advisor” section under “Management of the Fund” on page 15 of the Prospectus is deleted and replaced with the following:

ChangePath, LLC, located at 11460 Tomahawk Creek Parkway, Suite 200, Leawood, Kansas 66211, serves as investment sub-advisor to the Fund. The Sub-Advisor was established in 2015 and serves as investment advisor to a variety of investor accounts. As of October 31, 2020, the Sub-Advisor managed approximately $1.635 million in assets.

The Sub-Advisor is responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, polices and restrictions. A discussion regarding the basis for the Board’s approval of the Fund’s investment sub-advisory agreement will be available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2020.

The biographical information for each portfolio member on page 16 of the Prospectus is deleted and replaced with the following:

Kenneth R. Hyman, SVP Business Development. Mr. Hyman serves as SVP Business Development and portfolio manager for the Sub-Advisor. Mr. Hyman joined the Sub-Advisor in October 2020 after the Sub-Advisor acquired substantially all of the assets of Partnervest Financial Group LLC and those of its subsidiaries, including Partnervest Advisory Services, LLC, the former sub-advisor to the Fund. Mr. Hyman founded Partnervest Financial Group, LLC in 2001 and was responsible for the direction and oversight of its business affairs and served as a portfolio manager and member of the Investment Management Committee. Established in 2001, Partnervest provided investment management solutions to investors and the advisors that served them. Mr. Hyman also provided consulting services to Elysian Capital Holdings LLC, an equity owner of Partnervest and served as the Chief Compliance Officer of its subsidiaries Elysian Capital Markets Group, LLC and MIT Associates, LLC. Prior to establishing Partnervest Financial Group, LLC, Mr. Hyman was the Senior Executive and Financial Officer for Integral Securities, Inc. and Integral Securities Europe Ltd. He was also the Founder of a financial services consulting firm that operated under the name “Partnervest” and specialized in operations, e-commerce, financial operations, compliance and regulatory issues, product and service development, and business strategies. Prior to his time at Partnervest and Integral, Mr. Hyman was the Managing Principal and Chief Operating Officer of Mercer Global Securities and the Director of Operations for Mercer Global Advisors, one of the nation’s largest fee-only financial planning and investment management firms. He was also the Vice President of trading for Associated Financial Group, a financial services company providing support to more than 328 representatives in over 179 branch and satellite offices.

Rebecca M. Valdez, Portfolio Manager. Mrs. Valdez serves as portfolio manager for the Sub-Advisor. She joined the Sub-Advisor in October 2020 after the Sub-Advisor acquired substantially all of the assets of Partnervest Financial Group LLC and those of its subsidiaries, including Partnervest Advisory Services, LLC, the former sub-advisor to the Fund. She joined Partnervest in 2007 and served as its Director of Investments, portfolio manager and a member of the Investment Management Committee. Mrs. Valdez has over 10 years of investment management experience with a specialty in option strategies. Her responsibilities include trading, account maintenance, strategy review and trade analysis and portfolio management. Mrs. Valdez is a Level III Chartered Financial Analyst candidate and has a degree in Economics with a concentration in Finance from California Polytechnic University, San Luis Obispo.

Robert Kellogg, CFA, Investment Officer and Head of Financial Planning. Mr. Kellogg oversees the firm’s case design process and takes part in monitoring and researching current/prospective investment managers for the firm. He has experience in both sales and analytical roles from an internal and external perspective in the financial industry. Prior to joining the Sub-Advisor in December 2018, Mr. Kellogg was an Associate Client Portfolio Manager for Nuance Investments in Kansas City, Missouri. He has also worked for Ivy Investments (formerly Ivy Funds) in Mission, Kansas, and LaSalle Investment Management based out of Chicago, Illinois. Robert received a B.A. in Economics from Northwestern University in Evanston, Illinois. He obtained his CFA designation in 2018.

David Young, Portfolio Manager. Mr. Young joined the Sub-Advisor in October 2020 after the Sub-Advisor acquired substantially all of the assets of Partnervest Financial Group LLC and those of its subsidiaries, including Partnervest Advisory Services, LLC., the former sub-advisor to the Fund. Mr. Young served as Chief Investment Officer and member of the Investment Management Committee. He is also the Chief Executive Officer of Anfield Capital Management LLC, an SEC-registered investment advisory firm that he founded in 2009. Anfield specializes in risk-based global allocation and fixed income strategies. Prior to founding Anfield, Mr. Young spent 15 years at PIMCO, focusing on investment strategy, portfolio management and asset allocation. While there, he formed and chaired the first multi-asset investment committee and headed the account management group in London. Mr. Young holds the Chartered Financial Analyst designation, an MBA with a concentration in Finance from the Paul Merage School of Business at the University of California, Irvine and degrees in Economics and Political Science from UC Irvine, where he has also served as an adjunct professor.

Peter Van De Zilver, Portfolio Manager. Mr. Van De Zilver joined the Sub-Advisor in October 2020 after the Sub-Advisor acquired substantially all of the assets of Partnervest Financial Group LLC and those of its subsidiaries, including Partnervest Advisory Services, LLC, the former sub-advisor to the Fund. Mr. Van De Zilver was a portfolio manager at Partnervest. He is also the Director of Portfolio Analytics and Risk Management at Anfield Capital Management LLC, an SEC-registered investment advisory firm, and has been with them since 2012. Anfield specializes in risk-based global allocation and fixed income strategies. Mr. Van De Zilver has over 20 years of investment management experience and served in a senior position at PIMCO in the Portfolio Analytics group until he took early retirement 2010. At PIMCO he was responsible for the architecture, development and implementation of many analytics and risk management systems. Mr. Van De Zilver holds the Chartered Financial Analyst designation and degrees in Physics, Mathematics and Economics from the Universities of Utrecht and Amsterdam, as well as an MA degree in Economics from the University of Southern California

The information relating to Partnervest under “The Sub-Advisors and the Sub-Advisory Agreements” beginning on page 63 of the SAI is deleted and replaced with the following:

AdvisorShares STAR Global Buy-Write ETF –

ChangePath, LLC, 11460 Tomahawk Creek Parkway, Suite 200, Leawood, Kansas 66211:

ChangePath was founded in 2015 and is a registered investment adviser. The primary owners of ChangePath are CM2 Holding Company, Inc., See Also, LLC, and JRC Equity Partners, LLC.

CM2 Holding Company, Inc is deemed to have control of ChangePath due to its ownership in ChangePath and its right to vote 25% or more of that entities voting securities.

Michael H Miller is deemed to have control of ChangePath due to his position as President and CEO of Creative One Marketing Corporation (ChangePath’s affiliate) and as supervisor of James P. Rankin and Martin J. Pfannenstiel.

Martin J. Pfannenstiel is deemed to have control based upon his role as President Sales and Business Development of ChangePath.

James P. Rankin is deemed to have control based upon his role as Chief Compliance Officer of ChangePath.

Kenneth R. Hyman may be deemed to have control of ChangePath as its Senior Vice President Business Development.

Michael Richard Tripses may be deemed to have indirect control of ChangePath due to his ownership in CM2 Holding Company of 25% or more.

Lance Sparks may be deemed to have indirect control of ChangePath due to his ownership in CM2 Holding Company and See Also of 25% or more.

Mark Volney Heitz may be deemed to have indirect control of ChangePath due to his ownership in CM2 Holding Company of 25% or more.

The information relating to the Fund under “Portfolio Managers” beginning on page 68 of the SAI is replaced with the following:

Portfolio Manager Compensation. The portfolio managers are compensated by the Sub-Advisor and do not receive any compensation from the Fund or the Advisor. Mr. Hyman, Mr. Kellogg, and Ms. Valdez receive an annual salary, firm benefits, and a bonus based on employee performance and firm revenue. Mr. Young and Mr. Van De Zilver receive compensation based upon assets under management in the ChangePath Select Spectrum Separately Managed Accounts Asset Management Program. Compensation is not based on Fund performance or the value of the assets held in the Fund’s portfolio.

Fund Shares Owned by Portfolio Managers.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Kenneth R. Hyman	$50,001 - $100,000
Robert Kellogg	None
David Young	None
Peter Van De Zilver	None
Rebecca M. Valdez	$1 - $10,000

* Information provided as of October 31, 2020.

Other Accounts Managed by Portfolio Managers. As of October 31, 2020, the portfolio managers were responsible for the day-to-day management of other accounts as follows:

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kenneth R. Hyman	0	$0	0	$0	280	$63.98
Robert Kellogg	0	$0	0	$0	0	0
David Young	5	$378.70	0	$0	1304	$601.98
Peter Van De Zilver	5	$378.70	0	$0	1304	$601.98
Rebecca M. Valdez	0	$0	0	$0	280	$63.98

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kenneth R. Hyman	0	$0	0	$0	1	$244,000
Robert Kellogg	0	$0	0	$0	0	$0
David Young	0	$0	0	$0	1	$244,000
Peter Van De Zilver	0	$0	0	$0	1	$244,000
Rebecca M. Valdez	0	$0	0	$0	1	$244,000

The proxy voting policies and procedures beginning on page C-20 of the SAI is replaced with the following:

 CHANGEPATH, LLC

PROXY VOTING POLICIES AND PROCEDURES

CORPORATE ACTIONS AND PROXY VOTING POLICY

Introduction

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

Corporate Action and Proxy Voting Policy

In general, ChangePath does not vote proxies or participate in corporate actions on behalf of clients. However, should the Firm participate in either corporate actions or votes proxies, ChangePath’s policy is to comply with the Proxy Rule and act solely in the best interest of the client when exercising its voting authority. Should the Firm determine whether and how to vote corporate actions and proxies, it will apply the following guidelines, as applicable:

•	ChangePath will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the client;
•	ChangePath will vote in a manner that it believes is consistent with the client’s stated objectives; and

•	ChangePath will generally vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Firm has a particular reason to vote to the contrary.

•	ChangePath will vote proxies for assets maintained in funds sub-advised by ChangePath (e.g., VEGA) in accordance with the requirements of the Sub-Advisory Agreement between ChangePath and the fund’s investment adviser.

•	With some ERISA accounts, ChangePath may vote proxies if the Investment Advisory Agreement states that the advisor will vote proxies.

•	Under some Sub-Advisory Agreement(s), ChangePath may be responsible for reviewing proxy solicitation materials or voting and handling proxies in relation to the securities held as assets.

Conflicts of Interest

ChangePath will not put its own interests ahead of those of any client and will resolve any possible conflicts between its interests and those of the client in favor of the client. In the event that a potential conflict of interest arises, the Firm will undertake the below analysis.

A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence ChangePath’s decision making in voting the proxy. If such a material conflict is deemed to exist, the Firm will refrain completely from exercising its discretion with respect to voting the proxy and will instead refer that vote to an outside service for its independent consideration. If it is determined that any such conflict or potential conflict is not material, ChangePath may vote the proxy.

Voting Information and Recordkeeping

Under the Books and Records Rules, ChangePath must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of its client’s requests for voting information; and (v) any documents prepared by the Firm that were material to making a decision on how to vote. All votes will be documented and maintained by the CCO.

Operating Procedures and Compliance Review

ChangePath generally will not vote proxies; however, it may do so as it deems necessary or appropriate. Prior to voting, the CCO will make a determination as to whether a material conflict of interest exists and will either resolve the conflict or refer the proxy vote to an outside service for its independent consideration. The CCO periodically reviews the proxy voting records to confirm that proxies are voted according to the Firm’s policies and records are appropriately maintained.